UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 25, 2024
Date of Report (Date of earliest event reported)

CRITEO S.A.
(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Rue Blanche	Paris	France	75009
(Address of principal executive offices)			(Zip Code)
+33 17 585 0939
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value €0.025 per share	CRTO	Nasdaq Global Select Market
Ordinary Shares, nominal value €0.025 per share*		Nasdaq Global Select Market

*Not for trading, but only in connection with the registration of the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On June 25, 2024, Criteo S.A. (the "Company") held its 2024 Annual Combined General Meeting of Shareholders (the "2024 Annual General Meeting"). The number of votes cast for and against and the number of abstentions with respect to each matter voted upon at the 2024 Annual General Meeting are set forth below. Because none of the matters voted upon at the 2024 Annual General Meeting were considered “routine” under relevant stock exchange rules, brokers were not permitted to exercise discretion with respect to any matter; accordingly, there were no broker non-votes with respect to any matter.

1.The resolution renewing the term of office of Ms. Megan Clarken as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
55,803,187	170,138	102,297

2.The resolution renewing the term of office of Ms. Marie Lalleman as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
53,172,074	2,753,206	103,422

3.The resolution renewing the term of office of Mr. Edmond Mesrobian as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
55,717,735	212,783	98,974

4.The resolution appointing Mr. Ernst Teunissen as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
55,897,436	25,201	106,855

5.The resolution renewing the term of office of RBB Business Advisors as statutory auditor was approved, based upon the following votes:

Voted For	Voted Against	Abstained
55,828,466	64,121	136,915

6.The resolution approving, on a non-binding advisory basis, the compensation for the named executive officers of the Company, was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,523,781	6,425,925	126,789

7.The resolution approving the statutory financial statements for the fiscal year ended December 31, 2023 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
55,732,251	3,694	293,252

8.The resolution approving the consolidated financial statements for the fiscal year ended December 31, 2023 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
55,732,696	3,549	292,907

9.The resolution approving the allocation of profits for the fiscal year ended December 31, 2023 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
55,932,426	4,363	92,408

10.The resolution approving the Indemnification Agreement entered into between the Company and Mr. Frederik van der Kooi (agreement referred to in Articles L.225-38 et seq. of the French Commercial Code) was approved, based upon the following votes:

Voted For	Voted Against	Abstained
55,871,970	11,630	142,795

11.The resolution delegating authority to the board of directors of the Company (the "Board of Directors") to execute a buyback of Company stock in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code was approved, based upon the following votes:

Voted For	Voted Against	Abstained
55,890,065	36,426	149,710

12.The resolution delegating authority to the Board of Directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code was approved, based upon the following votes:

Voted For	Voted Against	Abstained
55,929,976	20,918	78,307

13.The resolution delegating authority to the Board of Directors to reduce the Company’s share capital by cancelling shares acquired by the Company in accordance with the provisions of Article L. 225-208 of the French Commercial Code was approved, based upon the following votes:

Voted For	Voted Against	Abstained
55,928,365	22,564	78,273

14.The resolution delegating authority to the Board of Directors to reduce the share capital by way of a buyback of Company stock followed by the cancellation of the repurchased stock was approved, based upon the following votes:

Voted For	Voted Against	Abstained
52,709,940	3,290,270	75,817

15.The resolution delegating authority to the Board of Directors to grant time-based restricted stock units (“Time-Based RSUs”) to employees and corporate officers of the Company and employees of its subsidiaries pursuant to the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code, without shareholders' preferential subscription rights, was approved, based upon the following votes:

Voted For	Voted Against	Abstained
50,498,695	5,445,040	85,155

16.The resolution delegating authority to the Board of Directors to grant performance-based restricted stock units ("Performance-Based RSUs") to employees and corporate officers of the Company and employees of its subsidiaries pursuant to the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code, without shareholders' preferential subscription rights, was approved, based upon the following votes:

Voted For	Voted Against	Abstained
50,636,173	5,310,065	82,738

17.The resolution approving the maximum number of shares that may be issued or acquired pursuant to Resolution 16 of the Annual General Shareholders' Meeting dated June 13, 2023 (authorization to grant options to purchase or to subscribe shares), Resolution 15 (authorization to grant Time-Based RSUs to employees and corporate officers of the Company and employees of its subsidiaries) and Resolution 16 (authorization to grant Performance-Based RSUs to employees and corporate officers of the Company and employees of its subsidiaries) was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,003,103	6,938,806	87,117

18.The resolution delegating authority to the Board of Directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders' preferential subscription rights, was approved, based upon the following votes:

Voted For	Voted Against	Abstained
53,198,438	2,741,568	86,749

19.The resolution delegating authority to the Board of Directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital, while preserving the shareholders' preferential subscription rights, was approved, based upon the following votes:

Voted For	Voted Against	Abstained
52,701,994	3,237,191	87,579

20.The resolution delegating authority to the Board of Directors to increase the Company's share capital by issuing Ordinary Shares or any securities giving access to the Company's share capital through a public offering (excluding offers covered by paragraph 1 of article L. 411-2 of the French Monetary and Financial Code), without shareholders' preferential subscription rights, was approved, based upon the following votes:

Voted For	Voted Against	Abstained
53,064,190	2,875,235	87,339

21.The resolution delegating authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase with or without preserving shareholders' preferential subscription rights pursuant to Resolutions 18, 19, and 20 ('green shoe") was approved, based upon the following votes:

Voted For	Voted Against	Abstained
52,790,478	3,141,045	95,241

22.The resolution delegating authority to the Board of Directors to increase the Company's share capital by way of issuing shares and securities giving access to the Company's share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise), without shareholders' preferential subscription rights, was approved, based upon the following votes:

Voted For	Voted Against	Abstained
55,407,247	532,071	87,446

23.The resolution approving the overall limits pursuant to Resolution 18 to Resolution 22 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
55,918,877	12,124	95,728

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.

Date: June 26, 2024	By:	/s/ Ryan Damon
	Name:	Ryan Damon
	Title:	Chief Legal and Corporate Affairs Officer